SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: October 7, 1998

                                PARACELSIAN, INC.
             (Exact name of Registrant as Specified in Its Charter)


            DELAWARE                                             56-1399565
  (State of Other Jurisdiction                                (I.R.S. Employer
of Incorporation or Organization)                            Identification No.)

                            222 Langmuir Laboratories
                             Cornell Technology Park
                             Ithaca, New York 14850
                                 (607) 257-4224
        ----------------------------------------------------------------
        (Address, Including Zip Code and Telephone, Including Area Code, of Registrant's Principal Executive Offices)

                                 Bernard Landes
                            222 Langmuir Laboratories
                             Cornell Technology Park
                             Ithaca, New York 14850
                                 (607) 257-4224
        ----------------------------------------------------------------
        (Address, Including Zip Code and Telephone, Including Area Code, of Registrant's Principal Executive Offices)

                   This form contains 3 pages, plus exhibits.

ITEM 5.  OTHER EVENTS

Paracelsian, Inc., was notified on October 7, 1998, by NASDAQ that effective with the close of business on October 7, 1998, the company's shares will be delisted from the NASDAQ SmallCap Market and further trading will be via the OTC Bulletin Board. NASDAQ's action was based on the fact that Paracelsian did not meet its criteria for continued listing.

"This decision by NASDAQ was disappointing, but Paracelsian did not meet the listing requirements for a significant time prior to the change in management and the reconstitution of the Board of Directors in January of 1998," said Bernie Landes, Paracelsian's President and Chief Executive Officer. "Nevertheless, we don't believe this decision reflects any weakness in the Company's fundamentals or in any way diminishes its prospects, either in the short term or in the long term. In fact, since our stock reached a 52-week high just a short time ago, our outlook has only improved. We are moving closer to substantial revenue through our BioFIT certification program in partnership with R.P. Scherer, we are well into our pharmaceutical research collaboration with the Southern Research Institute, and we are involved in some exciting discussions with several potential corporate partners regarding the other aspects of our business," said Mr. Landes.

"We will aggressively explore listing on other exchanges and, in the interim, our securities can be traded on the OTC Bulletin Board," noted Mr. Landes. "We recognize that the decision by NASDAQ may have some short-term impact. However, we remain confident in the fundamentals of our company, and we believe it is these fundamentals that will create value over time, not short-term changes in psychology. We are up to the challenge of making good on our commitment to our shareholders," concluded Mr. Landes.

Paracelsian is a unique biotechnology company whose business centers on the development and application of functional bioassays. These assays are used for Quality Assurance of herbs, botanicals, and other dietary supplements, in the development of dietary supplement, OTC and pharmaceutical products, and in monitoring environmental toxins and identifying carcinogens.

Notice: This report may contain so-called "forward-looking statements." These statements can be identified by introductory words such as "expects," "plans," "will," "estimates," "forecasts," "projects," or words of similar meaning. Investors are cautioned that such forward-looking statements involve risks and uncertainties, including, but not limited to, the results of research and development efforts, the effect of regulation by the United States Food and Drug Administration and other agencies, the impact of competitive products, product development, commercialization and technological difficulties, and other risks detailed in the Company's periodic reports filed with the Securities and Exchange Commission. No forward-looking statement is a guarantee of future results or events, and one should avoid placing undue reliance on such statements.

ITEM 7(c):  EXHIBITS

EXHIBIT 99:                         Press release announcing NASDAQ action.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cause this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  PARACELSIAN, INC.

                                  By: /s/ BERNARD LANDES
                                      ------------------------------------------
                                          Bernard Landes
                                          Chairman and Chief Executive Officer